AFLIAC SELECT REWARD

                        ALLMERICA SELECT SEPARATE ACCOUNT
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2001

                                      * * *

Effective January 31, 2002, the Company is terminating the availability of the optional Minimum Guaranteed Annuity Payout (M-GAP) Rider. This termination will not affect M-GAP Riders issued prior to January 31, 2002. However, the M-GAP Rider will no longer be available at issue or after issue for new contracts. Contract Owners who did not elect the M-GAP Rider at issue will not be able to elect the M-GAP Rider after the above date, and Contract Owners who have previously elected the M-GAP Rider will not be able to purchase a new M-GAP Rider under the repurchase feature.

                                      * * *

The following is inserted at the end of the section entitled A. PAYMENTS under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE:

         This Contract is not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Fund. These and similar activities may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Contract Owners. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not purchase this Contract.

         In order to prevent "market timing" activities that may harm or disadvantage other Contract Owners, the Company may (a) reject or restrict any specific payment and transfer request and (b) impose specific limitations with respect to market timers, including restricting transfers by market timers to certain Underlying Funds. In addition, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, the Company may not be in a position to effect certain allocations or transfers requested by market timers and may refuse such requests without prior notice. Subject to state law, the Company reserves the right to impose, without prior notice, restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners.

                                      * * *

The fourth paragraph of the section entitled E. TRANSFER PRIVILEGE under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE is deleted. The first paragraph of the section is amended to read in its entirety as follows:

         Prior to the Annuity Date and subject to the market timing limitations described above in A. PAYMENTS, the Owner may transfer amounts among investment options at any time upon written or, in most jurisdictions, telephone request to the Company. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer request.

                                      * * *

The fourth paragraph of the section entitled E. TRANSFERS OF ANNUITY UNITS under ANNUITIZATION -- THE PAYOUT PHASE is deleted. The first paragraph of the section is amended in its entirety to read as follows:

         After the Annuity Date and prior to the death of the Annuitant, the Owner may transfer among the available Sub-Accounts upon written or, in most jurisdictions, telephone request to the Company. Transfers will be subject to the same market timing restrictions discussed under A. PAYMENTS under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE. A designated number of Annuity Units equal to the dollar amount of the transfer requested will be exchanged for an equivalent dollar amount of Annuity Units of another Sub-Account. Transfer values will be based on the Annuity Value next computed after receipt of the transfer request.

                                      * * *

SUPPLEMENT DATED DECEMBER 17, 2001